CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
Exhibit 10.1

SECOND AMENDMENT
TO
SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

This Second Amendment to Second Amended and Restated Loan and Security Agreement (this “Amendment”), dated as of April 25, 2024, is executed and delivered by OLO INC., a Delaware corporation (“Olo”), WISELY, LLC, a Delaware limited liability company (“Wisely”), and OMNIVORE TECHNOLOGIES, INC., a Delaware corporation (“Omnivore”; with Olo and Wisely, each a “Borrower” and, collectively, “Borrowers”) and BANC OF CALIFORNIA, a California state-chartered bank (formerly known as Pacific Western Bank) (“Bank”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement (as defined below).
RECITALS
a.Borrowers and Bank are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of June 10, 2022, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of April 18, 2023 (the “Original Agreement”).
b.From and after the date hereof, Borrowers and Bank desire to supplement the terms and provisions of the Original Agreement as provided herein. The Original Agreement as amended hereby and as the same may be hereafter supplemented, amended, modified or restated from time to time is hereinafter referred to as the “Loan Agreement.”
NOW, THEREFORE, in consideration of the promises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:
1.Incorporation. The foregoing preamble and recitals are incorporated herein by this reference.
2.Bank Name Change. Pacific Western Bank has changed its name to Banc of California.  Bank and Borrower hereby agree that the Loan Agreement and each other Loan Document are hereby amended wherever necessary to reflect this change.
3.Amendments. The Loan Agreement is hereby amended, as follows:
(a)Section 6.7(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

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(b)Minimum Revenue. Measured monthly and calculated on a cumulative basis beginning January 1, 2024, Borrowers shall achieve Revenue of at least the amounts shown in the table immediately below for the corresponding reporting periods.

Reporting Period Ending	Minimum Revenue
January 31, 2024	[***]
February 29, 2024	[***]
March 31, 2024	[***]
April 30, 2024	[***]
May 31, 2024	[***]
June 30, 2024	[***]
July 31, 2024	[***]
August 31, 2024	[***]
September 30, 2024	[***]
October 31, 2024	[***]
November 30, 2024	[***]
December 31, 2024	[***]

For subsequent reporting periods, Bank and Borrowers hereby agree that, on or before March 1 of each year during the terms of this Agreement, Olo shall provide Bank with a budget for such year, which shall be approved by Olo’s Board of Directors, and Bank shall use that budget to establish the minimum Revenue amounts for such year, with such amounts being incorporated herein by an amendment, which Borrowers hereby agree to execute.

(b)     Article 10 of the Loan Agreement is hereby amended and restated in its entirety as follows:

10.NOTICES.
Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall

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be in writing and (except for financial statements and other reporting required pursuant to Section 6.2 of this Agreement, which shall be sent as directed in the quarterly or monthly reporting forms provided by Bank) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by electronic mail to Borrowers or to Bank, as the case may be, at its address set forth below:
If to Borrowers:    Olo Inc.
99 Hudson Street
    10th Floor
New York, NY 10013
Attn: Peter Benevides
Email: [***]
[***]

If to Bank:    Banc of California
555 S. Mangum Street, Suite 1000
Durham, NC 27701
Attn: Loan Operations Manager
Email: [***]

        with a copy to:         Banc of California
                    555 S. Mangum Street, Suite 1000
Durham, NC 27701
    Attn: John Wroton
Email: [***]

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.
4.Representations and Warranties. Borrower hereby represents and warrants to Bank, which representations and warranties shall survive the execution and delivery hereof, that: (a) this Amendment is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and (b) except as otherwise set forth below, each of the representations and warranties contained in the Loan Agreement, as well as all other representations and warranties contained in the other Loan Documents, are true and correct in all respects to the extent required under the Loan Agreement.
5.Successors and Assigns. This Amendment shall be binding upon Borrower’s and Bank’s successors and assigns and shall inure to the benefit of Borrower’s and Bank’s successors and assigns. No other person or entity shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment. Borrower may not assign or transfer any of their rights or obligations under this Amendment without the prior written consent of Bank.

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6.Severability; Construction. Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but, if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. All obligations of Borrower and rights of Bank expressed herein shall be in addition to and not in limitation of those provided by applicable law.
7.Counterparts; Facsimile and Other Electronic Transmission. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute for all purposes effective delivery thereof. Electronic records of this executed Amendment maintained by Bank shall be deemed to be originals.
8.Choice Of Law And Venue; Jury Trial Waiver. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principles of conflicts of law (but including and giving effect to Sections 5-1401 and 5-1402 of the New York General Obligations Law). Jurisdiction shall lie in the State of North Carolina. All disputes, controversies, claims, actions and similar proceedings arising with respect to Borrowers’ account or accounts or any related agreement or transaction shall be brought in the General Court of Justice of North Carolina sitting in Durham County, North Carolina or the United States District Court for the Middle District of North Carolina, except as provided below with respect to arbitration of such matters. BANK AND EACH BORROWER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH OF THEM, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK OR ANY BORROWER, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. If the jury waiver set forth in this Article 8 is not enforceable, then any dispute, controversy, claim, action or similar proceeding arising out of or relating to this Amendment, the Loan Documents or any of the transactions contemplated therein shall be settled by final and binding arbitration held in Durham County, North Carolina in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed in accordance to those rules. The arbitrator shall apply New York law to the resolution of any dispute, without reference to rules of conflicts of law or rules of statutory arbitration. Judgment upon any award resulting from arbitration may be entered into and

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enforced by any state or federal court having jurisdiction thereof. Notwithstanding the forgoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this Article. The costs and expenses of the arbitration, including, without limitation, the arbitrator’s fees and expert witness fees, and reasonable attorneys’ fees, incurred by the parties to the arbitration may be awarded to the prevailing party, in the discretion of the arbitrator, or may be apportioned between the parties in any manner deemed appropriate by the arbitrator. Unless and until the arbitrator decides that one party is to pay for all (or a share) of such costs and expenses, both parties shall share equally in payment of the arbitrator’s fees as and when billed by the arbitrator.
9.Conditions to Effectiveness. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)this Amendment, duly executed by Borrower;
(b)a Borrower Information Certificate with respect to each Borrower;
(c)payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and
(d)such other documents and completion of such other matters as Bank may reasonably deem necessary or appropriate.
[Signature Page Follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

        OLO INC.

        By: /s/ Peter Benevides

        Name: Peter Benevides
        Title: Chief Financial Officer

        WISELY, LLC

        By: /s/ Noah H. Glass

        Name: Noah H. Glass
        Title: President

        OMNIVORE TECHNOLOGIES, INC.

        By: /s/ Noah H. Glass

        Name: Noah H. Glass
        Title: President

BANK:

BANC OF CALIFORNIA

    By: /s/ John Wroton

Name: John Wroton
Title: SVP
    Client Manager, Technology Banking

[Signature Page to Second Amendment to Second Amended and Restated LSA]